FILED PURSUANT TO RULE 497(e)

REGISTRATION NO. 033-79994

GAMCO INTERNATIONAL GROWTH FUND, INC. (the “Fund”)

Supplement dated August 25, 2014, to the Fund’s Summary Prospectus for Class I Shares, dated April 30, 2014

Effective immediately, Gabelli Funds, LLC (the “Adviser”) has implemented an operating expense limitation agreement with respect to the Fund’s Class I shares.

The “Fees and Expenses of the Fund” section of the summary prospectus for Class I shares only should be replaced with the following:

Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None
Redemption Fees (as a percentage of amount redeemed for shares held 7 days or less)	2.00%
Exchange Fee	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses	0.99%
Fee Waiver and/or Expense Reimbursement (1)	(0.99)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (1)	1.00%

(1)	Gabelli Funds, LLC, the Fund’s Adviser, has contractually agreed to waive all or a portion of its investment advisory fee and/or to reimburse certain expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) for Class I shares at no more than 1.00%. The fee waiver and expense reimbursement arrangement will continue until at least April 30, 2016, and may not be terminated by the Adviser before such date.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same (taking into account the expense limitation agreement until April 30, 2016). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$102	$427	$883	$2,152

You would pay the following expenses if you did not redeem your shares of the Fund:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$102	$427	$883	$2,152

Please retain this Supplement with your Summary Prospectus for reference.

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